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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 30, 2001 appearing on page F-2 of the ICO, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2001. We also consent to the reference to us under the heading of "Experts" in such registration statement.


/s/ PricewaterhouseCoopers, LLP

PRICEWATERHOUSECOOPERS LLP
Houston, Texas

May 10, 2002